Exhibit 99.1

Contact:	Michael Bauer	Rick Fernandez
	Senior Director, Investor Relations	Director, Corporate Communications
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7538	678-597-6988
	mbauer@manh.com	rfernandez@manh.com

Manhattan Associates Reports Record Revenue and Earnings

RPO Bookings Increase 27% over Prior Year on Strong Demand

ATLANTA – October 22, 2024 – Leading Supply Chain and Omnichannel Commerce Solutions provider Manhattan Associates Inc. (NASDAQ: MANH) today reported revenue of $266.7 million for the third quarter ended September 30, 2024. GAAP diluted earnings per share for Q3 2024 was $1.03 compared to $0.79 in Q3 2023. Non-GAAP adjusted diluted earnings per share for Q3 2024 was $1.35 compared to $1.05 in Q3 2023.

“Manhattan delivered record third quarter and year-to-date results. Our fundamentals are strong, and we continue to deliver a balanced financial performance across top-line growth and profitability and industry leading innovation each quarter,” said Manhattan Associates president and CEO Eddie Capel.

“While we remain appropriately cautious on the global economy, we are optimistic on our growing market opportunity and our long-term strategy. Our fourth quarter is off to a solid start, and we are providing responsible 2025 parameters,” Mr. Capel concluded.

THIRD QUARTER 2024 FINANCIAL SUMMARY:

•
Consolidated total revenue was $266.7 million for Q3 2024, compared to $238.4 million for Q3 2023.
o
Cloud subscription revenue was $86.5 million for Q3 2024, compared to $65.0 million for Q3 2023.
o
License revenue was $3.8 million for Q3 2024, compared to $3.9 million for Q3 2023.

o
Services revenue was $137.0 million for Q3 2024, compared to $128.0 million for Q3 2023.
•
GAAP diluted earnings per share was $1.03 for Q3 2024, compared to $0.79 for Q3 2023.

• Adjusted diluted earnings per share, a non-GAAP measure, was $1.35 for Q3 2024, compared to $1.05 for Q3 2023.

• GAAP operating income was $75.1 million for Q3 2024, compared to $53.4 million for Q3 2023.

• Adjusted operating income, a non-GAAP measure, was $98.9 million for Q3 2024, compared to $72.5 million for Q3 2023.

• Cash flow from operations was $62.3 million for Q3 2024, compared to $58.6 million for Q3 2023. Days Sales Outstanding was 69 days at September 30, 2024, compared to 66 days at June 30, 2024.

• Cash totaled $215.0 million at September 30, 2024, compared to $202.7 million at June 30, 2024.

• During the three months ended September 30, 2024, the Company repurchased 194,712 shares of Manhattan Associates common stock under the share repurchase program authorized by our Board of Directors for a total investment of $49.7 million. In October 2024, our Board of Directors approved replenishing the Company’s remaining share repurchase authority to an aggregate of $75.0 million of our common stock.

NINE MONTH 2024 FINANCIAL SUMMARY:

•
Consolidated total revenue for the nine months ended September 30, 2024, was $786.6 million, compared to $690.5 million for the nine months ended September 30, 2023.
o
Cloud subscription revenue was $246.9 million for the nine months ended September 30, 2024, compared to $183.2 million for the nine months ended September 30, 2023.

o
License revenue was $9.6 million for the nine months ended September 30, 2024, compared to $13.0 million for the nine months ended September 30, 2023.
o
Services revenue was $406.0 million for the nine months ended September 30, 2024, compared to $368.7 million for the nine months ended September 30, 2023.
•
GAAP diluted earnings per share for the nine months ended September 30, 2024, was $2.74, compared to $2.05 for the nine months ended September 30, 2023.
•
Adjusted diluted earnings per share, a non-GAAP measure, was $3.55 for the nine months ended September 30, 2024, compared to $2.72 for the nine months ended September 30, 2023.
•
GAAP operating income was $200.9 million for the nine months ended September 30, 2024, compared to $151.0 million for the nine months ended September 30, 2023.
•
Adjusted operating income, a non-GAAP measure, was $271.5 million for the nine months ended September 30, 2024, compared to $204.6 million for the nine months ended September 30, 2023.
•
Cash flow from operations was $190.3 million for the nine months ended September 30, 2024, compared to $157.9 million for the nine months ended September 30, 2023.
•
During the nine months ended September 30, 2024, the Company repurchased 831,111 shares of Manhattan Associates common stock under the share repurchase program authorized by our Board of Directors, for a total investment of $198.1 million. In October 2024, our Board of Directors approved replenishing the Company’s remaining share repurchase authority to an aggregate of $75.0 million of our common stock.

2024 GUIDANCE

Manhattan Associates provides the following revenue, operating margin and diluted earnings per share guidance for the full year 2024:

	Guidance Range - 2024 Full Year
($'s in millions, except operating margin and EPS)	$ Range		% Growth Range

Total revenue - current guidance	$1,039	$1,041	12%	12%

Operating margin:
GAAP operating margin - current guidance	24.9%	25.0%
Equity-based compensation	9.1%	9.1%
Adjusted operating margin(1) - current guidance	34.0%	34.1%

Diluted earnings per share (EPS):
GAAP EPS - current guidance	$3.47	$3.49	23%	24%
Equity-based compensation, net of tax	1.28	1.28
Excess tax benefit on stock vesting(2)	(0.15)	(0.15)
Adjusted EPS(1) - current guidance	$4.60	$4.62	23%	24%

(1) Adjusted operating margin and adjusted EPS are non-GAAP measures that exclude the impact of equity-based compensation and related income tax effects.
(2) Excess tax benefit on stock vesting expected to occur primarily in the first quarter of 2024.

Manhattan Associates currently intends to publish in each quarterly earnings release certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward looking. Actual results may differ materially. See our cautionary note regarding “forward-looking statements” below.

Manhattan Associates will make this earnings release and published expectations available on the investor relations section of the Manhattan Associates website at ir.manh.com. Following publication of this earnings release, any expectations with respect to future financial performance contained in this release, including the guidance, should be considered historical only, and Manhattan Associates disclaims any obligation to update them.

CONFERENCE CALL

Manhattan Associates’ conference call regarding its third quarter financial results will be held today, October 22, 2024, at 4:30 p.m. Eastern Time. The Company will also discuss its business and expectations for the year and next quarter in additional detail during the call. We invite investors to a live webcast of the conference call through the Investor Relations section of the Manhattan Associates website at ir.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software. The Internet webcast will be available until Manhattan Associates’ fourth quarter 2024 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

Manhattan Associates provides adjusted operating income and margin, adjusted income tax provision, adjusted net income, and adjusted diluted earnings per share in this press release as additional information regarding the Company’s historical and projected operating results. These measures are not in accordance with, or alternatives to, GAAP, and may be different from similarly titled non-GAAP measures used by other companies. The Company believes the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide supplemental information in evaluating the operating results of its business, as distinct from results that include items not indicative of ongoing operating results, and because the Company believes its peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the three and nine months ended September 30, 2024.

Non-GAAP adjusted operating income and margin, adjusted income tax provision, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation – net of income tax effects. They also exclude the tax benefits or deficiencies of vested stock awards caused by differences in the amount deductible for tax purposes from the compensation expense recorded for financial reporting purposes. We include reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates is a global technology leader in supply chain and omnichannel commerce. We unite information across the enterprise, converging front-end sales with back-end supply chain execution. Our software, platform technology and unmatched experience help drive both top-line growth and bottom-line profitability for our customers.

Manhattan Associates designs, builds and delivers leading edge cloud solutions so that across the store, through your network or from your fulfillment center, you are ready to reap the rewards of the omnichannel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Forward-looking statements in this press release include, without limitation, the information set forth under “2024 Guidance” and statements identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “project,” “estimate” and similar expressions. Prospective investors are cautioned that any of those forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by those forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by those forward-looking statements are: economic conditions, including inflation; disruption and transformation in the retail sector and our vertical markets; delays in product development; competitive and pricing pressures; software errors and information technology failures, disruption and security breaches; risks related to our products’ technology and customer implementations; global instability, including the wars in Ukraine and the Middle East; and the other risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in Item 1A of Part II in subsequent Quarterly Reports on Form 10-Q. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

###

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenue:
Cloud subscriptions	$86,485	$65,033	$246,873	$183,196
Software license	3,762	3,870	9,633	12,967
Maintenance	34,491	35,296	104,736	106,772
Services	137,009	127,965	406,035	368,744
Hardware	4,934	6,277	19,274	18,791
Total revenue	266,681	238,441	786,551	690,470
Costs and expenses:
Cost of cloud subscriptions, maintenance and services	118,269	111,142	356,920	322,914
Cost of software license	391	297	1,068	967
Research and development	34,349	33,093	104,693	95,487
Sales and marketing	16,586	17,650	55,669	54,278
General and administrative	20,308	21,371	62,623	61,561
Depreciation and amortization	1,688	1,440	4,670	4,247
Total costs and expenses	191,591	184,993	585,643	539,454
Operating income	75,090	53,448	200,908	151,016
Other income, net	1,312	1,739	3,222	2,923
Income before income taxes	76,402	55,187	204,130	153,939
Income tax provision	12,621	5,766	33,782	26,107
Net income	$63,781	$49,421	$170,348	$127,832

Basic earnings per share	$1.04	$0.80	$2.77	$2.07
Diluted earnings per share	$1.03	$0.79	$2.74	$2.05

Weighted average number of shares:
Basic	61,169	61,639	61,404	61,902
Diluted	61,948	62,310	62,186	62,501

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Operating income	$75,090	$53,448	$200,908	$151,016
Equity-based compensation (a)	23,853	19,030	70,614	53,598
Adjusted operating income (Non-GAAP)	$98,943	$72,478	$271,522	$204,614

Income tax provision	$12,621	$5,766	$33,782	$26,107
Equity-based compensation (a)	3,683	3,030	10,967	8,067
Tax benefit of stock awards vested (b)	579	218	9,063	3,454
Adjusted income tax provision (Non-GAAP)	$16,883	$9,014	$53,812	$37,628

Net income	$63,781	$49,421	$170,348	$127,832
Equity-based compensation (a)	20,170	16,000	59,647	45,531
Tax benefit of stock awards vested (b)	(579)	(218)	(9,063)	(3,454)
Adjusted net income (Non-GAAP)	$83,372	$65,203	$220,932	$169,909

Diluted EPS	$1.03	$0.79	$2.74	$2.05
Equity-based compensation (a)	0.33	0.26	0.96	0.73
Tax benefit of stock awards vested (b)	(0.01)	-	(0.15)	(0.06)
Adjusted diluted EPS (Non-GAAP)	$1.35	$1.05	$3.55	$2.72

Fully diluted shares	61,948	62,310	62,186	62,501

a)
Adjusted results exclude all equity-based compensation, as detailed below, to facilitate comparison with our peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC. We do not receive a GAAP tax benefit for a portion of our equity-based compensation, mainly because of Section 162(m) of the Internal Revenue Code, which limits tax deductions for compensation granted to certain executives.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Cost of services	$10,835	$7,643	$31,482	$21,337
Research and development	5,117	4,141	15,812	11,711
Sales and marketing	2,189	1,878	6,295	5,333
General and administrative	5,712	5,368	17,025	15,217
Total equity-based compensation	$23,853	$19,030	$70,614	$53,598

(b)
Adjustments represent the excess tax benefits and tax deficiencies of the equity awards vested during the period. Excess tax benefits (deficiencies) occur when the amount deductible on our tax return for an equity award is more (less) than the cumulative compensation cost recognized for financial reporting purposes. As discussed above, we exclude equity-based compensation from adjusted non-GAAP results to be consistent with other companies in the software industry and for the other reasons explained in our Current Report on Form 8-K filed with the SEC. Therefore, we also exclude the related tax benefit (expense) generated upon their vesting.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	September 30, 2024	December 31, 2023
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$214,952	$270,741
Accounts receivable, net	199,756	181,173
Prepaid expenses and other current assets	37,605	27,276
Total current assets	452,313	479,190

Property and equipment, net	12,809	11,795
Operating lease right-of-use assets	50,094	21,645
Goodwill, net	62,236	62,235
Deferred income taxes	86,551	66,043
Other assets	34,137	32,445
Total assets	$698,140	$673,353

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$23,183	$24,508
Accrued compensation and benefits	63,010	73,210
Accrued and other liabilities	23,227	27,374
Deferred revenue	252,537	237,793
Income taxes payable	286	3,030
Total current liabilities	362,243	365,915

Operating lease liabilities, long-term	50,028	17,694
Other non-current liabilities	7,918	11,466

Shareholders' equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2024 and 2023	-	-
Common stock, $0.01 par value; 200,000,000 shares authorized; 61,072,619 and 61,566,037 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	610	615
Retained earnings	303,361	304,701
Accumulated other comprehensive loss	(26,020)	(27,038)
Total shareholders' equity	277,951	278,278
Total liabilities and shareholders' equity	$698,140	$673,353

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2024	2023
	(unaudited)	(unaudited)
Operating activities:
Net income	$170,348	$127,832
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,670	4,247
Equity-based compensation	70,614	53,598
(Gain) loss on disposal of equipment	(131)	42
Deferred income taxes	(20,544)	(18,359)
Unrealized foreign currency loss	906	922
Changes in operating assets and liabilities:
Accounts receivable, net	(17,515)	(17,168)
Other assets	(9,688)	(7,747)
Accounts payable, accrued and other liabilities	(13,367)	13,477
Income taxes	(7,956)	(4,347)
Deferred revenue	12,962	5,362
Net cash provided by operating activities	190,299	157,859

Investing activities:
Purchase of property and equipment	(5,547)	(2,761)
Net cash used in investing activities	(5,547)	(2,761)

Financing activities:
Repurchase of common stock	(241,150)	(195,716)
Net cash used in financing activities	(241,150)	(195,716)

Foreign currency impact on cash	609	(2,533)

Net change in cash and cash equivalents	(55,789)	(43,151)
Cash and cash equivalents at beginning of period	270,741	225,463
Cash and cash equivalents at end of period	$214,952	$182,312

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1. GAAP and adjusted earnings per share by quarter are as follows:

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
GAAP Diluted EPS	$0.62	$0.63	$0.79	$0.78	$2.82	$0.86	$0.85	$1.03	$2.74
Adjustments to GAAP:
Equity-based compensation	0.23	0.25	0.26	0.25	0.97	0.30	0.34	0.33	0.96
Tax benefit of stock awards vested	(0.05)	-	-	-	(0.06)	(0.13)	(0.01)	(0.01)	(0.15)
Adjusted Diluted EPS	$0.80	$0.88	$1.05	$1.03	$3.74	$1.03	$1.18	$1.35	$3.55
Fully Diluted Shares	62,767	62,432	62,310	62,555	62,608	62,493	62,118	61,948	62,186

2. Revenues and operating income by reportable segment are as follows (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue:
Americas	$170,759	$179,208	$186,564	$182,664	$719,195	$196,312	$205,955	$205,852	$608,119
EMEA	39,658	40,902	41,204	44,874	166,638	46,620	46,918	48,082	141,620
APAC	10,596	10,906	10,673	10,717	42,892	11,620	12,445	12,747	36,812
	$221,013	$231,016	$238,441	$238,255	$928,725	$254,552	$265,318	$266,681	$786,551

GAAP Operating Income:
Americas	$29,647	$32,326	$34,655	$38,530	$135,158	$36,687	$45,300	$49,033	$131,020
EMEA	12,793	13,556	14,415	15,959	56,723	15,884	17,195	20,521	53,600
APAC	4,645	4,601	4,378	4,376	18,000	5,059	5,693	5,536	16,288
	$47,085	$50,483	$53,448	$58,865	$209,881	$57,630	$68,188	$75,090	$200,908

Adjustments (pre-tax):
Americas:
Equity-based compensation	$16,640	$17,928	$19,030	$17,973	$71,571	$22,095	$24,666	$23,853	$70,614
	$16,640	$17,928	$19,030	$17,973	$71,571	$22,095	$24,666	$23,853	$70,614

Adjusted non-GAAP Operating Income:
Americas	$46,287	$50,254	$53,685	$56,503	$206,729	$58,782	$69,966	$72,886	$201,634
EMEA	12,793	13,556	14,415	15,959	56,723	15,884	17,195	20,521	53,600
APAC	4,645	4,601	4,378	4,376	18,000	5,059	5,693	5,536	16,288
	$63,725	$68,411	$72,478	$76,838	$281,452	$79,725	$92,854	$98,943	$271,522

3. Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Revenue	$(3,084)	$104	$2,755	$2,341	$2,116	$648	$(531)	$936	$1,053
Costs and expenses	(3,616)	(1,133)	1,033	1,212	(2,504)	176	(673)	211	(286)
Operating income	532	1,237	1,722	1,129	4,620	472	142	725	1,339
Foreign currency gains (losses) in other income	(810)	(516)	387	(527)	(1,466)	(564)	(577)	(331)	$(1,472)
	$(278)	$721	$2,109	$602	$3,154	$(92)	$(435)	$394	$(133)

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Operating income	$1,632	$1,222	$728	$267	$3,849	$185	$307	$261	$753
Foreign currency gains (losses) in other income	(283)	(31)	812	(105)	393	164	41	284	489
Total impact of changes in the Indian Rupee	$1,349	$1,191	$1,540	$162	$4,242	$349	$348	$545	$1,242

4. Other income includes the following components (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Interest income	$969	$1,555	$1,371	$1,409	$5,304	$1,414	$1,503	$1,636	$4,553
Foreign currency gains (losses)	(810)	(516)	387	(527)	(1,466)	(564)	(577)	(331)	(1,472)
Other non-operating income (expense)	(16)	2	(19)	(15)	(48)	146	(12)	7	141
Total other income (loss)	$143	$1,041	$1,739	$867	$3,790	$996	$914	$1,312	$3,222

5. Capital expenditures are as follows (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Capital expenditures	$666	$1,009	$1,086	$1,969	$4,730	$2,321	$2,217	$1,009	$5,547

6. Stock Repurchase Activity (in thousands):

	2023					2024
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	YTD
Shares purchased under publicly announced buy-back program	515	381	128	-	1,024	294	343	194	831
Shares withheld for taxes due upon vesting of restricted stock units	208	4	8	2	222	165	3	8	176
Total shares purchased	723	385	136	2	1,246	459	346	202	1,007

Total cash paid for shares purchased under publicly announced buy-back program	$74,177	$66,769	$25,072	$0	$166,018	$73,411	$74,999	$49,687	$198,097
Total cash paid for shares withheld for taxes due upon vesting of restricted stock units	27,511	658	1,529	331	30,029	40,423	713	1,917	43,053
Total cash paid for shares repurchased	$101,688	$67,427	$26,601	$331	$196,047	$113,834	$75,712	$51,604	$241,150

7. Remaining Performance Obligations

We disclose revenue we expect to recognize from our remaining performance obligations ("RPO"). Over 98% of our RPO represents cloud native subscriptions with non-cancelable terms greater than one year (including cloud-deferred revenue as well as amounts we will invoice and recognize as revenue from our performance of cloud services in future periods). Maintenance contracts are typically one year and not included in the RPO. Our RPO as of the end of each period appears below (in thousands):

	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
Remaining Performance Obligations	$1,153,404	$1,238,672	$1,324,861	$1,427,854	$1,516,430	$1,601,531	$1,686,421